Summary Prospectus Supplement

September 29, 2017

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 29, 2017 to the Morgan Stanley Institutional Fund, Inc.
Summary Prospectus dated May 1, 2017

Emerging Markets Leaders Portfolio

The third paragraph under the section of the Summary Prospectus entitled "Principal Investment Strategies" is hereby deleted and replaced with the following:

The investment process takes into account information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser focus on engaging company management around corporate governance practices as well as what the Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company. The investment process excludes holdings in tobacco companies.

Please retain this supplement for future reference.

  SUM-EMLSPT-0917